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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2000


                                 METROCALL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Delaware                             0-21924                           54-1215634
                         --------                             -------                           ----------
   (State or other jurisdiction of incorporation )     (Commission File Number)     (I.R.S. Employer Identification No.)

     6677 Richmond Highway, Alexandria, Virginia                     22306
     -------------------------------------------                     -----
         (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (703) 660-6677


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Item 5 - Other Events.

           On October 21, 2000, Metrocall decided to terminate its efforts to present a competing plan of reorganization in the bankruptcy proceedings of Paging Network, Inc. ("PageNet") and certain of its operating subsidiaries in the U.S. Bankruptcy Court for the District of Delaware (the "Court"). To give effect to this decision, Metrocall filed a notice with the Court on October 23, 2000 formally withdrawing its pending objections related to confirmation of PageNet's proposed plan of reorganization.





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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROCALL, INC.



                                    By: /s/ VINCENT D. KELLY
                                        -------------------------------
                                        Vincent D. Kelly
                                        Chief Financial Officer, Executive
                                        Vice President and Treasurer


Date:  October 24, 2000


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